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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): March 15, 2000

                               HEALTHCENTRAL.COM
                               -----------------

             (Exact name of registrant as specified in its charter)
             -----------------------------------------------------

        Delaware                   000-27567                 94-3250851
------------------------     --------------------     ------------------------
 State of Incorporation       Commission File No.      IRS Employer ID Number


                               HealthCentral.com
                       6001 Shellmound Street, Suite 800
                             Emeryville, CA 94608
            -------------------------------------------------------
    Address, including zip code, of registrant's principal executive office

                                (510) 250-2500
               -------------------------------------------------
              Registrant's telephone number, including area code
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ITEM 5.  OTHER EVENTS

     On March 16, 2000, HealthCentral.com (the "Company") announced that it had entered into an Agreement and Plan of Reorganization and Merger, dated as of March 15, 2000 (the "Merger Agreement"), by and among Vitamins.com, Inc. ("Vitamins.com"), HCC Acquisition Corp. ("Merger Sub") and the Company. Under the terms of the Merger Agreement, Merger Sub will merge with and into Vitamins.com, and Vitamins.com will become a wholly owned subsidiary of the Company (the "Merger").

     Under the terms of the Merger Agreement, the Company will issue approximately $103,500,000 of common stock in exchange for all of the capital stock of Vitamins.com. The Merger is subject to various conditions set forth in the Merger Agreement, including the adoption of the Merger Agreement by the shareholders of the Company.

     On March 16, 2000, the Company and Vitamins.com gave a presentation to analysts regarding the Merger. A copy of the analyst presentation materials is attached hereto as Exhibit 99.1, and incorporated herein by reference in its entirety.

     Exhibit 99.1 to this current report on Form 8-K contains forward-looking statements that reflect management's goals, objectives and expectations. These statements relate to, among other things, benefits to be realized from the Merger and the pro forma financial impact of the Merger. Achievement of the expressed goals, objectives and expectations is subject to certain risks and uncertainties that could cause actual results to differ materially from those goals, objectives or expectations. Important factors that may cause such differences include, but are not limited to, the Company's limited operating history and need to generate revenues, a failure to integrate the Vitamins.com acquisition and other acquisitions or manage growth, the substantial competition in the eHealth market, the Company's substantial payment obligations, risks inherent in operating an online pharmacy, possible liability related to content on or accessed through the Company's Web sites, the need to build a brand name quickly, the effect of substantial and changing government regulation, possible systems interruptions, and a failure to attract and retain key employees and risks related to intellectual property. Such forwarding-looking statements speak only as of the date on which such statements were made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made to reflect the occurrence of unanticipated events. Additional discussions of the risks faced by the Company are contained in their S-1 registration statement and their Annual Report on Form 10-K.

     ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

     (c)  Exhibits.
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EXHIBIT                DESCRIPTION
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99.1                   Analyst presentation materials dated March 16, 2000,
                       regarding the Merger.


     Pursuant to the Requirements of the Securities Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             HealthCentral.com

                                             By: /s/ C. Fred Toney
                                                 ------------------

                                             Name:  C. Fred Toney
                                             Title: Executive Vice President
                                             and Chief Financial Officer

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